EXHIBIT 32.2

SECTION 1350 CERTIFICATION
OF THE CHIEF FINANCIAL OFFICER

I, Robert O. Stephenson, Chief Financial Officer of Omega Healthcare Investors, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)          the Quarterly Report on Form 10-Q/A of the Company for the three months ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 14, 2006

/S/	ROBERT O. STEPHENSON
Robert O. Stephenson
Chief Financial Officer